SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):November 17, 1997

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1997-B

(Exact name of registrant as specified in its charter)


          CALIFORNIA                    333-11095                 36-7196220
(State or Other Jurisdiction   (Commission File          (I.R.S. Employer
 of Incorporation)                           Number)          Identification
No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division-9th floor
1 N. State Street, Chicago IL
                                                      60670-0126
                                                                      (Zip Code)



Registrant's telephone number, including area code:      312/407-1902

Item 5.Other Events

       On behalf of Countrywide Home Equity Loan Trust 1997-B, a Trust created pursuant to the Pooling Agreement, dated May 23, 1997, by The
       First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated November 17, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due June 15, 2022.

       A.   Monthly Report Information:
            Aggregate distribution information for the current distribution date November 17, 1997.

               Principal              Interest     Ending Balance

       Cede & Co$2,114,296.64         $848,234.35  $157,290,796.09

       B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

       C.   Have any deficiencies occurred?  NO.
               Date:
               Amount:

       D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
               Amount:

       E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

       F.   Item 1:  Legal Proceedings:  NONE

       G.   Item 2:  Changes in Securities:  NONE

       H.   Item 4:  Submission of Matters to a Vote of Security Holders: NONE

       I.   Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:
            NOT APPLICABLE



Item 7.Monthly Statements and Exhibits
       Exhibit No.
       1.   Monthly Statement to Certificateholders dated November 17, 1997



 Statement to Certificateholders (Page 1 of 2)


  Distribution Date:                       10/15/97       11/17/97

            INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000 ORIGINAL PRINCIPAL AMOUNT)

A.     INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS


Investor Certificate Interest Distributed         4.791845      5.213487
Investor Certificate Interest Shortfall Distributed      0.000000 0.000000
Remaining Unpaid Investor Certificate Interest Shortfall 0.000000      0.000000
Managed Amortization Period ? (Yes=1; No=0)              1      1
Investors Certificate Principal Distributed    5.509841      12.995062
Principal Distribution Amount                   5.509841      12.713515
Maximum Principal Payment                      31.404237     35.009353
Alternative Principal Payment                   5.509841      12.713515
Principal Collections less Additional Balances    5.509841      12.713515
Investor Loss Amount Distributed to Investor      0.000000      0.281548
Accelerated Principal Distribution Amount         0.000000      0.000000
Credit Enhancement Draw Amount                    0.00   0.00

Total Amount Distributed to Certificateholders (P & I)
10.301686     18.208549

B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE


Beginning Investor Certificate Balance   "160,301,543.79 "    "159,405,092.73 "
Ending Investor Certificate Balance      "159,405,092.73 "    "157,290,796.09 "
Beginning Invested Amount                "160,301,543.79 "    "159,405,092.73 "
Ending Invested Amount                   "159,405,092.73 "    "157,290,796.09 "
Investor Certificateholder Floating Allocation Percentage
97.1582%      97.1427%
Pool Factor                                0.9797486     0.9667535
Liquidation Loss Amount for Liquidated Loans 0.00        "47,155.21 "
Unreimbursed Liquidation Loss Amount              0.00   0.00


       C.     POOL INFORMATION
Beginning Pool Balance      "164,990,275.59 "     "164,093,824.53 "
Ending Pool Balance         "164,093,824.53 "     "161,978,180.50 "
Servicer Removals form the Trust (Section 2.06)0.00      0.00
Servicing Fee               "68,745.95 "   "68,372.43 "

D.     INVESTOR CERTIFICATE RATE

Investor Certificate Rate           5.836250%     5.805000%
LIBOR Rate                          5.656250%     5.625000%
Maximum Rate                        9.945836%     9.930055%

E.     DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts                                   12     18
Trust Balances                      "337,805.69 " "400,710.92 "
Delinquent 60-89 days
No. of Accounts                                   1      5
Trust Balances                      "10,000.00 "  "107,284.76 "
Delinquent 90+ days
No. of Accounts                                   0      2
Trust Balances                                    0.00   "21,300.00 "
Delinquent 9+ Months
No. of Accounts                                   0      0
Trust Balances                                    0      0
REO
No. of Accounts                                   0      0
Trust Balances                                    0.00   0.00



Statement to Certificateholders (Page 2 of 2)


Distribution Date:                  10/15/97      11/17/97

"IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
"this 8th day of November, 1997"


Countrywide Home Loans Formerly Known as Countrywide Funding Corporation

as Servicer

            _______________________________________


               Sam Ilagan
               Vice President

Distribution List:

Barbara Grosse - First National Bank of Chicago
Lupe Montero - Countrywide Home Loans
Judy Tan - Morgan Stanley
Richard Marron - Countrywide Home Loans
Dave Walker - Countrywide Home Loans


    SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



        COUNTRYWIDE HOME EQUITY LOAN TRUST 1997-B



                                  By  _______________________________________
                                  Name:          Barbara Grosse
                                  Title:         Assistant Vice President

Dated: November 30, 1997